SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 27, 2009

VELOCITY ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29463	51-0392750
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

523 N. Sam Houston Parkway East
Suite 175
Houston, Texas 77060
(Address of principal executive offices, including zip code)

(713) 741-0610
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

            On July 27, 2009, Velocity Energy Inc. (the “Company”) and The Longview Fund, L.P. (“Stockholder”) entered into a Share Exchange Agreement, effective as of November 1, 2008 (the “Agreement”), pursuant to which the parties, in part, acknowledged and effectuated their previous understandings and agreements in connection with a financial restructuring of the Company on November 13, 2008, wherein the Stockholder accepted payment of $1,000,000.00 in exchange for (i) the partial repayment of a senior secured note held by the Stockholder that was previously issued in connection with a Securities Exchange Agreement dated February 13, 2008 between the Company and the Stockholder; (ii) the agreement by the Stockholder to subordinate its remaining indebtedness in the form of  an unsecured subordinated promissory note in the original aggregate principal amount of $2,210,550.92; and (iii) the cancellation by the Stockholder of warrants to purchase 3,000,000 shares of Company common stock.

Prior to the Agreement, the Stockholder held 23,182,876 shares, or 87.99%, of the issued and outstanding shares of the common stock of the Company. Pursuant to the Agreement, the Stockholder and the Company also exchanged 20,000,000 shares of Company common stock (the “Share Exchange”) for 20,000,000 shares of Series A Convertible Preferred Stock issued by the Company (“Preferred Stock”). Under the Agreement, each share of Preferred Stock is valued at $1.20 per share for an aggregate value of $24,000,000 and is convertible into one share of common stock at a fixed rate of $1.20 per share, which amount is also the Conversion Value and the Liquidation Value as defined in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock filed with the Delaware Secretary of State on March 4, 2009, as corrected by the Certificate of Correction filed with the Delaware Secretary of State on April 9, 2009 (the “Certificate of Designation”). The Preferred Stock does not receive dividends and has no voting rights, except as otherwise provided in the Certificate of Designation. The Share Exchange became effective upon the execution of the Agreement, effective as of November 1, 2008, at which time the 20,000,000 shares of common stock were retired concurrently with the issuance of the Preferred Stock.

The foregoing discussion of the Agreement and the Certificate of Designation of the Preferred Stock is qualified in its entirety by reference to the Agreement, the Certificate of Designation and the Certificate of Correction, copies of which are filed herewith as Exhibits 10.1, 4.1 and 4.2, respectively, and which are incorporated into this Item 1.01 by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

4.1
Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Velocity Energy Inc. (incorporated by reference to Exhibit 4.1 to the Company’s Form 10-K filed May 8, 2009).

4.2
Certificate of Correction to the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Velocity Energy Inc. (incorporated by reference to Exhibit 4.2 to the Company’s Form 10-K filed May 8, 2009).

10.1	Share Exchange Agreement between the Company and The Longview Fund, L.P., dated July 27, 2009, effective as of November 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velocity Energy Inc.

Dated: July 29, 2009
	By:	/s/ Donald E. Vandenberg
Donald E. Vandenberg, CEO

INDEX TO EXHIBITS

Exhibit No.	Description

4.1
Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Velocity Energy Inc. (incorporated by reference to Exhibit 4.1 to the Company’s Form 10-K filed May 8, 2009).

4.2
Certificate of Correction to the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Velocity Energy Inc. (incorporated by reference to Exhibit 4.2 to the Company’s Form 10-K filed May 8, 2009).

10.1	Share Exchange Agreement between the Company and The Longview Fund, L.P., dated July 27, 2009, effective as of November 1, 2008.